                                                                   EXHIBIT 10.69

                              KNOWLEDGEWARE, INC.

                               WARRANT AGREEMENT


     This Warrant Agreement (the "Agreement"), dated as of August 31, 1994, is entered into by and between KNOWLEDGEWARE, INC., a Georgia corporation (the "Corporation"), and STERLING SOFTWARE, INC., a Delaware corporation (together with its permitted assigns, the "Holder").

                             W I T N E S S E T H :

     WHEREAS, the Corporation desires that Holder purchase and assume (the "Assumption") the Corporation's secured revolving line of credit and term loan facility from IBM Credit Corporation ("IBM"), including without limitation, the Revolving Loan and Security Agreement by and between the Corporation and IBM dated June 23, 1994 and all promissory notes, guarantees and intellectual property security agreements relating thereto (as amended and modified through the date hereof, such documents are collectively referred to herein as the "Loan Agreements"); and

     WHEREAS, Holder desires to purchase and assume the Loan Agreements; and

     WHEREAS, the Corporation and Holder desire to amend (the "Amendments") certain of the Loan Agreements; and

     WHEREAS, in consideration for the Assumption and the Amendments, the Corporation desires to issue warrants to purchase Common Stock of the Corporation to Holder on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:

Section 1.  Definitions.
- ---------   -----------

     Section 1.01.  Definitions.  As used in this Agreement, the following terms
     ------------   -----------
shall have the meanings set forth below:

     (a) "Act" shall mean the Securities Act of 1933, as amended.

     (b) "Additional Stock" shall mean all shares (including treasury shares) of Common Stock, or securities convertible, exercisable or exchangeable into Common Stock, issued by the Corporation after the date of this Agreement, other than shares of Common Stock issued or issuable with respect to options, warrants or other convertible securities outstanding on the date hereof.

     (c) "Additional Warrants" shall have the meaning set forth in Section 2.02.

     (d) "Assumed Credit Facility" shall mean the Loan Agreements, including the Amendments.

     (e) "Business Day" shall mean a day other than a Saturday, Sunday or legal holiday in the State of Georgia.

     (f) "Common Stock" shall mean the common stock, without par value, of the Corporation.

     (g) "Exercise Notice" shall have the meaning set forth in Section 2.02.

     (h) "Exercise Price" shall have the meaning set forth in Section 2.02.

     (i) "Expiration Date" shall have the meaning set forth in Section 2.02.

     (j) "Funding Date" shall mean the date of the Assumption.

     (k) "Initial Warrants" shall have the meaning set forth in Section 2.02.

     (l) "Market Value" shall mean, if the Common Stock is traded on a national securities exchange, its last sale price on the preceding Business Day as officially reported or, if there were no sales on that day, the last sale price on the next preceding Business Day on which there was a sale on such exchange or, if the principal market for the Common Stock is the over-the-counter market, and the Common Stock is quoted through the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the last sale price reported on NASDAQ on the preceding Business Day or, if the Common Stock is an issue for which last sale prices are not reported on NASDAQ, the closing bid quotation on such day, but, in each of the next preceding two cases, if the relevant NASDAQ price or quotation did not exist on such day, then the price or quotation on the next preceding Business Day in which there was such a price or quotation, but if the Common Stock is not reported or quoted on NASDAQ, the highest bid quotation as quoted in any of the Wall Street Journal, the National Quotation Bureau pink sheets, the Salomon Brothers quotation sheets, quotation sheets of registered marketmakers and, if necessary, dealers' telephone quotations. If the Market Value per share of Common Stock cannot be ascertained by any of the foregoing methods, the Market Value per share of Common Stock shall be deemed to be the greater of the net book value per share of Common Stock (including stock of the Corporation of any other class which is not preferred as to dividends or assets over any other class of stock of the Corporation which is not subject to redemption), determined in accordance with generally accepted accounting principles, or the fair value per share as determined in good faith by the Corporation's Board of Directors. If the determination pursuant to the preceding sentence is objected to by the Holders of Warrants entitled to purchase a majority of the Warrant Shares covered thereby, such determination shall be made by an independent appraiser, at the Corporation's expense, selected by the Board of Directors and not objected to by such Holders.

     (m) "Person" shall mean a corporation, an association, a trust, a partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental body.

     (n) "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of even date herewith by and between the Holder and the Corporation, providing for the registration of the sale of the Warrant Shares.

     (o) "Stock" shall mean all shares, options, interests, participations or other equivalents (however designated) of or in the Corporation, whether voting or nonvoting, including without limitation, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more of all of the foregoing.

     (p) "Warrants" shall mean, collectively, the Initial Warrants and the Additional Warrants, if any.

     (q) "Warrant Certificates" shall have the meaning specified in Section
2.02.

     (r) "Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of the Warrants.


Section 2. Issuance and Exercise of Warrants.
- ---------  ---------------------------------

       Section 2.01.  Authorization and Issue of Warrants.  The Corporation has
       ------------   -----------------------------------
authorized (a) the issue of the Warrants covering the purchase of shares of Common Stock by the Holder pursuant to this Agreement, and (b) the issuance of such number of shares of Common Stock as will permit the compliance by the Corporation with its obligations to issue Common Stock pursuant to the Warrants.

       Section 2.02.  Description and Exercise of Warrants.  The Corporation
       ------------   ------------------------------------
hereby agrees to issue to the Holder (i) warrants to purchase from the Corporation 1,053,750 shares of Common Stock (the "Initial Warrants") (representing 70,250 shares for each $1,000,000 of principal and accrued interest outstanding under the Assumed Credit Facility on the Funding Date (such principal and interest outstanding on the Funding Date being referred to herein as the "Original Funded Amount")) at an exercise price equal to $4.50 per share. In addition, the Corporation hereby agrees to issue to the Holder warrants (the "Additional Warrants") to purchase an additional 70,250 shares of Common Stock for each $1,000,000 advanced by Holder under the Assumed Credit Facility after the Funding Date in excess of the Original Funded Amount at an exercise price equal to the Market Value of the Common Stock on such Business Day(s) immediately preceding the date the amount in excess of the Original Funded Amount exceeded $1,000,000 or increments of $1,000,000 in excess of the Original Funded Amount. The Warrants shall be represented by certificates (the "Warrant Certificates") in the form of Exhibit 2.02 to this Agreement and shall be
                              ------------
subject to the terms set forth below. Warrants shall be exercisable at any time and from time to time before 5:00 p.m., Atlanta, Georgia time, on the fifth anniversary of the date of their issuance (unless such day is not a Business Day, in which case on the next succeeding Business Day) (the "Expiration Date"), upon surrender of the applicable Warrant Certificate to the Corporation with the subscription form attached thereto duly executed (the "Exercise Notice"), together with (a) payment therefor by cashier's check or wire transfer, the sum obtained by multiplying (i) the number of shares of Common Stock called for on the face of the subscription form by (ii) a price equal to the exercise price for the Common Stock reflected on the face of the Warrant Certificate (the "Exercise Price") or (b) the cancellation by Holder of the amount equal to such sum of principal balance outstanding under the Assumed Credit Facility.
Warrants may be exercised for less than the full number of shares of Common Stock represented by any Warrant Certificate at the time called for hereby by such a surrender, except that the number of shares receivable upon the exercise of such Warrants as a whole, and the sum payable upon the exercise of such Warrants as a whole, shall be proportionately reduced. Upon such partial exercise, the applicable Warrant Certificate shall be surrendered, and a new Warrant Certificate of the same tenor and for the purchase of a number of such shares not purchased upon such exercise shall be issued by the Corporation to the Holder. The number of Warrant Shares and the Exercise Price shall be subject to adjustments as provided in Section 2.05 of this Agreement.

     Section 2.03.  Status as Shareholder.  The Warrants shall be deemed to have
     ------------   ---------------------
been exercised immediately prior to the close of business on the date of their surrender or exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Within two (2) Business Days on or after such date, the Corporation shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the Fair Market Value of one full share.

     Section 2.04.  Execution of Warrant Certificates.  The Warrant Certificates
     ------------   ---------------------------------
shall be executed manually on behalf of the Corporation by its Chairman of the Board, President or any Vice President and by its Secretary or Assistant Secretary. In case any authorized officer of the Corporation who shall have signed the Warrant Certificates shall cease to be such officer of the Corporation either before or after delivery thereof by the Corporation to the Holder, the signature of such person on such Warrant Certificates shall nevertheless be valid, with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Corporation.

     Section 2.05.  Adjustments.  If any of the following events shall occur at
     ------------   -----------
any time or from time to time prior to the Expiration Date, the following adjustments shall be made in the

Exercise Price and/or the number of shares then purchasable upon the exercise of the Warrants, as appropriate:

     (a) In case the Corporation shall at any time subdivide (by means of a stock split or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares purchasable under the Warrants shall be proportionately increased; and conversely, in case the Common Stock of the Corporation shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares purchasable under the Warrants shall be proportionately reduced.

     (b) If the Corporation shall declare a dividend on its Common Stock payable in Stock or other securities of the Corporation or of any other corporation, or in cash or other property, to holders of record of Common Stock as of a date prior to the date of exercise of the Warrants, the Holder shall, without additional cost, be entitled to receive upon the exercise of the Warrants, in addition to the Common Stock to which the Holder is otherwise entitled upon such exercise, the number of shares of stock or other securities, cash or property which the Holder would have been entitled to receive if the Holder had been a holder of the number of shares of Common Stock which the Holder actually receives upon exercise of the Warrants on such record date.

     (c) In case the Company shall be reorganized or recapitalized by reclassifying its outstanding Common Stock or recapitalized by changing its outstanding Common Stock to stock with a different par value, then, as a condition of such reorganization or recapitalization, as the case may be, lawful and adequate provision shall be made whereby each Holder shall thereafter have the right to purchase, upon the terms and conditions specified herein, in lieu of the shares of Common Stock theretofore purchasable upon the exercise of the Warrants, the kind and amount of shares of stock, other securities or assets (including cash) receivable upon such reorganization or recapitalization by a holder of the number of shares of Common Stock which the Holder might have purchased immediately prior to such recapitalization. If any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets (including cash) with respect to or in exchange for Common Stock, then, as a condition of such consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Agreement and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights set forth herein, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights set forth herein had such consolidation, merger or sale not taken place, and in any such case, appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets (including cash) thereafter deliverable upon the exercise hereof (including an immediate adjustment, by reason of such consolidation or merger, of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation or merger). The Company will not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder of each Warrant at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets (including cash) as, in accordance with the foregoing provisions, such Holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale the Holder shall have been given a reasonable opportunity to then elect to receive upon the exercise of Warrants either the stock, securities or assets (including cash) then issuable with respect to the Common Stock of the Company or the stock, securities or assets (including cash), or the equivalent issued to previous holders of the Common Stock in accordance with such offer. The term "Person" as used in this Subsection 6(b) shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof. For the purposes of this Subsection 6(b), an "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

     (d) No fractional shares of Common Stock are to be issued upon the exercise of the Warrants, but the Corporation shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the Fair Market Value per share of Common Stock on the day of exercise.

     (e) The Exercise Price shall also be subject to adjustment from time to time as follows:

           (i) (A) If the Corporation shall issue any Additional Stock without consideration or for a consideration per share less than the Market Value per share on the Business Day immediately prior to the date of the issuance of such Additional Stock, the Exercise Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section 2.05) be reduced (but not increased) to the per share consideration received for such Additional Stock.

           (B) If the Corporation shall issue options to purchase or rights to subscribe for Additional Stock, the following provisions shall apply:

           (I) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in paragraphs (e)(iii) and (e)(iv) of this Section 2.05), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

           (II) The aggregate number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to the received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs (e)(iii) and
(e) (iv) of this Section 2.05).

           (III) In the event of any change in the number of shares of Common Stock deliverable upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provision thereof, the Exercise Price in effect at the time shall forthwith be readjusted to such Exercise Price as would have been obtained, had the adjustment that was made upon the issuance of such options, rights or securities not converted prior to such change (or the options or rights related to such securities not converted prior to such change) been made upon the basis of such change; and

           (IV) No further adjustment of the applicable Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities after the adjustments have been made under this paragraph (e)(i)(B) of this Section 2.05.

     (ii) No adjustment of the Exercise Price shall be made in an amount less than one cent per share, provided that any adjustment that is not required to be made by reason of this sentence shall be carried forward and taken into account in any subsequent adjustment.

     (iii) In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

     (iv) In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board.

     Section 2.06.  Notices of Certain Events.  (a)  In the event of (i) any
     ------------   -------------------------
setting by the Corporation of a record date with respect to the holders of any class of securities of the Corporation for the purpose of determining which of such holders are entitled to dividends or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of Stock or any other securities or property, or to receive any other right, or (ii) any capital reorganization of the Corporation, or reclassification or recapitalization of the Stock of the Corporation or any transfer of all or substantially all of the assets of the Corporation to, or consolidation or merger of the Corporation with or into, any other entity or person, or (iii) any voluntary dissolution or winding up of the Corporation, or (iv) any proposed issue or grant by the Corporation of any shares of Stock or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of Stock or any other securities of the Corporation (other than the issue of Common Stock pursuant to exercise of the Warrants or stock options and similar rights), then and in each such event the Corporation will mail or cause to be mailed to the holders of the Warrants at the time outstanding a notice specifying, as the case may be, (A) the date on which any such record is to be set for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution, or right; (B) the date as of which the holders of record shall be entitled to vote on any reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding-up; (C) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance dissolution, liquidation, or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other Stock or securities receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other Stock or securities) for securities or other property deliverable upon such event; or (D) the amount and character of any Stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the consideration to be received therefor and, in the case of rights or options, the exercise price thereof, and the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant will be offered or made. Any such notice shall be deposited in the United States mail, postage prepaid, at least twenty (20) days prior to the date therein specified and the holders of the Warrants may exercise their Warrants within the twenty (20) day period from the date of mailing of such notice

     (b) If there shall be any adjustment as provided in Section 2.05, or if securities or property other than shares of Common Stock of the Corporation shall become purchasable in lieu of shares of such Common Stock upon exercises of the Warrants, the Corporation shall forthwith cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder at the address of the Holder shown on the books of the Corporation, which notice shall be accompanied by a certificate of the chief financial officer of the Corporation setting forth in reasonable detail the basis for the Holder becoming entitled to purchase such shares and the number of shares that may be purchased and the Exercise Price thereof, or the facts requiring any such adjustment and the Exercise Price and number of shares purchasable after such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of the Warrants, as the case may be. At the request of Holder and upon surrender of the Warrants, the Corporation shall reissue the Warrants in a form conforming to such adjustments.

     Section 2.07.  No Obligation to Exercise Warrants.  This Agreement does not
     ------------   ----------------------------------
impose any obligation on the Holder to exercise the Warrants granted hereunder.


Section 3.  Representations, Warranties and Certain Covenants of the
- ---------   --------------------------------------------------------
Corporation.

     The Corporation represents and warrants to the Holder that the following are true and correct as of the date hereof and covenants with the Holder as follows:

     Section 3.01.  Corporate Action; Authorization.  The execution, delivery,
     -------------  -------------------------------
and performance by the Corporation of this Agreement, the Warrant Certificates, the Registration Rights Agreement and any other agreements to which the Corporation is a party and the consummation of the transactions contemplated hereby and thereby (including the issuance of the Warrant Shares) have been duly authorized by all requisite action on the part of the Corporation and (a) do not and will not violate or conflict with (i) the Articles of Incorporation or Bylaws of the Corporation, or any amendments thereto, or (ii) any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, the effect of which will have a material adverse effect on the Corporation, and (b) do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any of the assets or rights of the Corporation pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which the Corporation or any of its respective properties is bound. As used in this Agreement, the term "material adverse effect" means, with respect to the Corporation, a material adverse effect on the financial condition, properties, business or results of operations of the Corporation and its subsidiaries taken as a whole, or on the ability of the Corporation to perform its obligations hereunder or to consummate the transactions contemplated hereby. The shares of Common Stock to be issued upon exercise of the Warrants have been duly and validly authorized and reserved for issuance, and when issued in compliance with the terms of this Agreement and the Warrants, will be validly issued, fully-paid and nonassessable and free of any preemptive rights. This Agreement, the Warrant Certificates and the Registration Rights Agreement have been duly executed and delivered by the Corporation and constitute or will constitute legal, valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     Section 3.02.  Existence; Good Standing; Corporate Authority; Compliance
     ------------   ---------------------------------------------------------
With Law.  The Corporation is a corporation duly incorporated, validly existing
- --------
and in good standing under the laws of its jurisdiction of incorporation. The Corporation is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Corporation. The Corporation has all requisite corporate power and authority to own, operate and lease its properties and carry on its business as now conducted. The Corporation is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which the Corporation is a party or is subject, and the Corporation is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, where such default or violation would have a material adverse effect on the Corporation. The Corporation has obtained all licenses, permits and other authorizations and has taken all actions required by applicable law or governmental regulation in connection with its business as now conducted where the failure to obtain any such item or to take any such action would have a material adverse effect on the Corporation.

     Section 3.03.  Reservation for Issuance.  The Corporation shall reserve
     ------------   ------------------------
such number of shares of Common Stock as will permit compliance by the Corporation with its obligations to issue Common Stock pursuant to the Warrants and will refrain from taking any action which would hinder the Corporation's ability to perform its responsibilities under this Agreement. Further, the Corporation shall reserve such additional number of shares of authorized but unissued shares of Common Stock for issuance from time to time as the number of shares which the Warrants evidence the right to purchase increases as the result of anti-dilution or other adjustments set forth in this Agreement. All shares of Common Stock which are issuable upon the exercise of the Warrants will, when issued, be duly and validly issued, fully paid and nonassessable and free from
all taxes, liens and charges.   The Corporation will take all such actions as
may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulations or any requirements of any securities exchange upon which shares of Common Stock may be listed (including, without limitation, using the Corporation's best efforts to cooperate with and assist the Holders of the Warrants in connection with the pursuit by the Holders of the Warrants of any and all applications, regulatory filings and other actions necessary for the exercise of the Warrants and the issuance of the Common Stock).

     Section 3.04.  Consents.   Neither the execution and delivery by the
     ------------   --------
Corporation of this Agreement nor the offer or issuance of the Warrants and the Warrant Shares is such as to require consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Corporation as a condition to the execution and delivery of this Agreement, the Warrant Certificates, the Registration Rights Agreement and/or the issuance of the Warrant Shares.

     Section 3.05  Exchange Act Requirements.  The Corporation has filed a
     ------------  -------------------------
registration statement in the form and containing such information as is required under the provisions of Section 12(b) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). To the knowledge of the Corporation, there are no sanctions, penalties or other disciplinary actions that are pending with respect to the timeliness of that filing which would in any way materially and adversely affect the financial condition of the Corporation or its ability to perform any of the transactions contemplated by this Agreement, the Warrant Certificates or the Registration Rights Agreement. So long as the Corporation remains a reporting company under the Exchange Act, it will timely comply with all reporting and other requirements to which it is subject under the Exchange Act.

Section 4.  Transferability of Warrants and Warrant Shares: Registration.
            ------------------------------------------------------------

     Section 4.01.  Investment Intent; Restricted Securities.  Holder represents
     ------------   ----------------------------------------
and warrants that Holder is acquiring the Warrants and shall be acquiring the Warrant Shares solely for its own account and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of any applicable securities laws and regulations, unless such distribution or offering is registered under the Act or any exemption from such registration is available. Holder realizes that the resale of the Warrants and the Warrant Shares is restricted by federal and state securities laws and, accordingly, the Warrants and the Warrant Shares must be held indefinitely unless the resale is subsequently registered under the Act, or an exemption from such registration is available for such resale. Holder acknowledges and understands that the Warrants and each of the Warrant Shares constitute "restricted securities" as that term is defined in Securities and Exchange Commission Rule 144. Holder acknowledges and consents that the certificates for the Warrant Shares will be, when issued, legended substantially as follows:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 COVERING SUCH SECURITIES, OR PURSUANT TO AN EXEMPTION THEREFROM, AND IN COMPLIANCE WITH OTHER APPLICABLE SECURITIES LAWS.

     Section 4.02.  Transferability of Warrants and Warrant Shares.  Subject to
     ------------   ----------------------------------------------
the terms hereof, the Warrants and all rights hereunder are transferable, in whole or in part, on the books of the Corporation maintained for such purpose at its principal office referred to in Section 6.08 by the Holder in person or by duly authorized attorney, upon surrender of the applicable Warrant Certificate to the Company at its principal office, accompanied by (i) a duly executed form of Warrant assignment in the form of Exhibit 4.02 hereto, and (ii) payment of
                                     ------------
any necessary transfer tax or other governmental charge imposed upon such transfer; and provided, that the Holder agrees that prior to any transfer of any
              --------
Warrants, the Holder shall (i) give written notice to the Corporation of the proposed transfer setting forth in reasonable detail the basis for the Holder's determination that the transfer does not require a registration under federal and applicable state securities laws, and (ii) if reasonably requested by the Corporation under the circumstances, an opinion of counsel reasonably satisfactory to the Corporation as to the non-necessity of such registration. Upon any partial transfer the Corporation will issue and deliver to such holder a new Warrant Certificate or Warrant Certificates with respect to the shares of Common Stock not so transferred. Each taker and holder of the Warrant Certificate, by taking or holding the same, consents and agrees that the Warrant Certificate when endorsed in blank shall be deemed negotiable and that when the Warrant Certificate shall have been endorsed, the holder hereof may be treated by the Corporation and all other persons dealing with the Warrants underlying such Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented thereby, or to the transfer thereof on the books of the Corporation, any notice to the contrary notwithstanding; but until such transfer on such books, the Corporation may treat the registered holder thereof as the owner for all purposes.

     Warrant Certificates are exchangeable at such office for Warrant Certificates for the same aggregate number of shares of Common Stock, each new Warrant Certificate to represent the right to purchase such number of shares as the holder hereof shall designate at the time of such exchange.

     Section 4.03.  Registration.  The Holder's rights to have the Corporation
     ------------   ------------
undertake the registration of the Warrant Shares shall be governed by the Registration Rights Agreement, executed simultaneously with this Agreement to be entered into between Holder and the Corporation simultaneously upon the execution of this Agreement and the delivery of the Initial Warrants.


Section 5.  Holder's Special Rights.
- ---------   -----------------------

     Section 5.01.  Payment of Taxes.  The Corporation shall pay all taxes and
     ------------   ----------------
other governmental charges that may be imposed in respect of the issue or delivery of the Warrant Shares excluding any income or similar tax imposed on the Holder.

     Section 5.02.  Payment of Expenses.  Whether or not the Warrant Shares are
     ------------   -------------------
sold, the Corporation will pay all costs and expenses incurred by the Holder (a) printing the instruments evidencing the Warrant Shares, (b) relating to any amendments, waivers or consents under this Agreement and (c) incident to the enforcement by the Holder of, or the protection or preservation of any right or remedy of the Holder under, this Agreement or the Warrant Certificates or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. The Corporation shall pay such costs and expenses from time to time upon demand by the Holder against presentation, in each such case, of a composite statement thereof.

     Section 5.03.  Lost, Stolen, Mutilated, or Destroyed Warrant Certificate.
     ------------   ---------------------------------------------------------
If the Warrant Certificates shall become lost, stolen, mutilated, or destroyed, the Corporation shall, on such reasonable terms as to indemnity or otherwise as it may impose, including, without limitation, the delivery by the Holder to the Corporation (at Holder's expense) of an affidavit of lost instrument and an indemnity agreement, issue a new Warrant Certificate of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated or destroyed. Holder agrees to pay the reasonable expenses incurred by the Corporation in connection with such reissuance. Any such new Warrant Certificate shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant Certificate shall be at any time enforceable by anyone.

     Section 5.04.  NASDAQ/NMS Listing Application or Other Appropriate Action.
     ------------   ----------------------------------------------------------
The Corporation shall use its best efforts to qualify the Warrant Shares for quotation and trading through the NASDAQ/NMS or such other securities exchange or quotation system that the Common Stock is traded on or quoted through.

     Section 5.05.  Further Instruments of Transfer.  Following the execution
     ------------   -------------------------------
hereof, at the request of Holder, the Corporation shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate to (i) vest in Holder good and marketable title to the Warrant Shares and (ii) carry out more effectively the provisions of this Agreement and to establish and protect the rights created in favor of the parties hereunder or thereunder.


Section 6. Miscellaneous.
- ---------  -------------

     Section 6.01.  Amendment and Waiver.  Any term, covenant, agreement or
     ------------   --------------------
condition in this Agreement may be amended, or compliance therewith be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Corporation and the Holders of Warrants exercisable for at least a majority of the Warrant Shares then unissued.

     Section 6.02.  Parties In Interest; No Third Party Beneficiaries.  Except
     ------------   -------------------------------------------------
as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder.

     Section 6.03.  Entire Agreement.  This Agreement and the agreements
     ------------   ----------------
contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     Section 6.04.  Severability.  If any provision of this Agreement is held to
     ------------   ------------
be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section 6.05.  Survival of Covenants.  The covenants contained herein shall
     ------------   ---------------------
survive the execution of this Agreement and the purchase of the Warrant Shares, if any, and continue indefinitely and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of the Corporation or Holder pursuant to this Agreement shall be deemed to have been representations and warranties by the Corporation or Holder, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the execution of this Agreement and the purchase of the Warrant Shares, if any, and continue indefinitely.

     Section 6.06.  Governing Law.  This Agreement and the rights and
     ------------   -------------
obligations of the parties hereto shall be governed by and construed and enforced in accordance with the substantive laws (but not the rules governing conflicts of laws) of the State of Delaware.

     Section 6.07.  Captions.  The captions in this Agreement are for
     ------------   --------
convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     Section 6.08.  Notice.  Any notice or communication hereunder or in any
     ------------   ------
agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person, by overnight courier or by facsimile transmission. Such notice shall be deemed received on the date on which it is hand-delivered, delivered by overnight courier or received by facsimile transmission or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of the parties shall be:

        If to Holder:           Sterling Software, Inc.
                                8080 N. Central Expressway
                                Suite 1100
                                Dallas, Texas  75206
                                Attention:  Jeannette P. Meier, General Counsel
                                Fax Number:  (214) 750-0905

        with a copy to:         Jackson & Walker, L.L.P.
                                901 Main Street
                                Suite 6000
                                Dallas, Texas  75202
                                Attn:  Charles D. Maguire, Jr.
                                Fax Number: (214) 953-5822

        If to the Corporation:  KnowledgeWare, Inc.
                                3340 Peachtree Road, N.E.
                                Suite No. 1100
                                Atlanta, Georgia  30326
                                Attn:  Francis A. Tarkenton,
                                       Chairman of the Board
                                Fax Number:  (404) 364-0883
        with a copy to:         Hicks, Maloof & Campbell
                                Suite 2200, Marquis Two Tower
                                285 Peachtree Center Avenue, N.E.
                                Atlanta, Georgia  30303
                                Attention:  Maurice N. Maloof
                                Fax Number: (404) 420-7474

Any party may change its address for notice by written notice given to the other parties in accordance with this Section.

     Section 6.09.  Counterparts.  This Agreement may be executed in multiple
     ------------   ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                KNOWLEDGEWARE, INC.,
                                a Georgia corporation


                                By:/s/Francis A. Tarkenton
                                   ---------------------------------------------
                                   Francis A. Tarkenton,
                                   Chairman of the Board and
                                   Chief Executive Officer


                                STERLING SOFTWARE, INC.,
                                a Delaware corporation


                                By:/s/Sterling L. Williams
                                   ---------------------------------------------
                                  Sterling L. Williams,
                                  President

                                                                    EXHIBIT 2.02



THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT (1) REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) QUALIFICATION FOR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. ________________________


                              KNOWLEDGEWARE, INC.
                   COMMON STOCK PURCHASE WARRANT CERTIFICATE

     THIS CERTIFIES that Sterling Software, Inc. or registered assigns (the "Holder") is entitled to purchase from KnowledgeWare, Inc., a Georgia corporation (the "Corporation"), at any time and from time to time on and after _____________________, _______, but not later than 5:00 p.m., Atlanta, Georgia time, on _______________, _______ (the "Expiration Date") up to
____________ shares of the Corporation's common stock, without par value (the "Common Stock"), at the exercise price of $_____ (the "Exercise Price"), as set forth in the Warrant Agreement (as hereinafter defined), upon surrender of this Warrant Certificate, with the subscription form attached hereto (the "Exercise Notice") duly executed, at the Corporation's principal office, and by paying in full the Exercise Price, plus transfer taxes, if any.

     This Warrant Certificate is issued pursuant to a Warrant Agreement, dated as of August ____, 1994 (the "Warrant Agreement"), between the Corporation and Sterling, and all rights of the Holder are further governed by, and subject to the terms and provisions of, the Warrant Agreement, to all of which terms and provisions the Holder consents by acceptance hereof. Copies of the Warrant Agreement and any amendments thereto are available upon request to the Corporation. The Holder shall be entitled to the benefits, rights and privileges provided under the Warrant Agreement. All capitalized terms used herein shall have the same meaning assigned to such terms in the Warrant Agreement.

     Prior to expiration, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear in the Warrant Agreement, the Holder shall be entitled to transfer this Warrant Certificate in whole or in part upon surrender of this Warrant Certificate at the principal office of the Corporation, accompanied by a duly executed form of warrant assignment in the form attached hereto (the "Warrant Assignment Form"). Upon any such transfer, a new Warrant Certificate or Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the Warrant Assignment Form.

     Prior to expiration, subject to the foregoing and to the provisions of the Warrant Agreement, the Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate at the principal office of the Corporation.

     This Warrant Certificate shall not entitle the registered Holder to any of the rights of a shareholder of the Corporation, including without limitation the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of shareholders or any other proceedings of the Corporation unless specifically provided in the Warrant Agreement.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be duly executed.

                                    KNOWLEDGEWARE, INC.


                                    By:
                                       ---------------------------------
                                         Francis A. Tarkenton,
                                         Chairman of the Board and
                                         Chief Executive Officer

                              FORM OF SUBSCRIPTION

To KnowledgeWare, Inc.:

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant, and to purchase _______ shares of Common Stock, no par value, of KnowledgeWare, Inc. and herewith makes a payment of $______________ therefor, and requests that the certificate or certificates for such Common Stock be issued in the name of and delivered to the undersigned.


                                                --------------------------------
                                                           (Signature)




                                                --------------------------------

                                                --------------------------------
                                                             (Address)


Dated:_______________________________

                               FORM OF ASSIGNMENT
                  (To be signed only upon transfer of Warrant)


     For value received, the undersigned hereby sells, assigns and transfers unto ____________________________________ the right represented by the within
Warrant to purchase _______ shares of Common Stock, no par value, of KnowledgeWare, Inc. to which the within Warrant relates, and appoints ____________________ Attorney to transfer such right on the books of KnowledgeWare, Inc. with full power of substitution in the premises.

     The undersigned represents and warrants that the transfer of the within Warrant is permitted by the terms of the Warrant Agreement pursuant to which the within Warrant has been issued, and the transferee hereof, by acceptance of this Assignment, represents and warrants that he is familiar with the terms of said Warrant Agreement and agrees to be bound by the terms thereof with the same force and effect as if a signatory thereto.


                                                --------------------------------
                                                           (Signature)




                                                --------------------------------

                                                --------------------------------
                                                             (Address)


Dated:_______________________________

                                                                    EXHIBIT 4.02

                               FORM OF ASSIGNMENT
                  (To be signed only upon transfer of Warrant)


     For value received, the undersigned hereby sells, assigns and transfers unto ____________________________________ the right represented by the within
Warrant to purchase _______ shares of Common Stock, no par value, of KnowledgeWare, Inc. to which the within Warrant relates, and appoints ____________________ Attorney to transfer such right on the books of KnowledgeWare, Inc. with full power of substitution in the premises.

     The undersigned represents and warrants that the transfer of the within Warrant is permitted by the terms of the Warrant Agreement pursuant to which the within Warrant has been issued, and the transferee hereof, by acceptance of this Assignment, represents and warrants that he is familiar with the terms of said Warrant Agreement and agrees to be bound by the terms thereof with the same force and effect as if a signatory thereto.



                                                --------------------------------
                                                           (Signature)




                                                --------------------------------

                                                --------------------------------
                                                             (Address)


Dated:_______________________________